SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2008

Commission File Number: 000-52687

Green Irons Holdings Corp.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	98-0489669 (I.R.S. Employer Identification No.)
PO Box 561, Harbour Gates, Providenciales, Turks and Caicos Islands (Address of principal executive offices)
(649) 342-1526 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On February 8, 2008, we dismissed HJ & Associates, LLC (“HJA”) as our principal accountant effective on such date, and we appointed Malone and Bailey PC (“Malone”) as our new principal accountant. HJA’s report on our financial statements for fiscal years 2006 and 2007 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, with the exception of a qualification with respect to uncertainty as to our ability to continue as a going concern. The decision to change accountants was recommended and approved by our Board of Directors.

During fiscal years 2006 and 2007, and the subsequent interim period through February 8, 2008, the date of dismissal, there were no disagreements with HJA on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreement(s), if not resolved to the satisfaction of HJA, would have caused them to make reference to the subject matter of the disagreement(s) in connection with their report, nor were there any reportable events as defined in Item 304(a)(1)(iv)(B) of Regulation S-B.

We engaged Malone as our new independent accountant, effective as of February 8, 2008, to audit our financial statements for the year ended April 30, 2008, and to perform procedures related to the financial statements included in our quarterly reports on Form 10-QSB and current reports on Form 8-K. During fiscal years 2006 and 2007, and the subsequent interim period through February 8, 2008, the date of dismissal, we nor anyone on our behalf engaged Malone regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or any matter that was either the subject of a “disagreement” or a “reportable event,” both as such terms are defined in Item 304 of Regulation S-B.

We have made the contents of this Form 8-K available to HJA and requested it to furnish a letter to the Securities and Exchange Commission as to whether HJA agrees or disagrees with, or wishes to clarify our expression of its views. A copy of HJA’s letter to the Securities and Exchange Commission is included as Exhibit 16.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

16.1	Letter from HJ & Associates, LLC.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Green Irons Holdings Corp.

Date: February 11, 2008	By:	/s/ Sandy McDougall
Sandy McDougall
President, Chief Executive Officer,
Chief Financial Officer, Principal Accounting Officer
Secretary, Treasurer, and a member of the board of Directors